EXHIBIT 13

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Emission Differentials Ltd. (the “Company”) in  Amendment No. 1 to Form 20-F for the period ended April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steve Turcotte, CEO and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 18, 2007

By:  /s/ Steve Turcotte

Name:  Steve Turcotte

Title:    Chief Executive Officer and Principal

Accounting Officer